Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Purchase Commitments
Open purchase commitments are for the purchase of goods and services related to, but not limited to, research and development, facilities, and professional services under non-cancellable contracts. They were not recorded as liabilities on the consolidated balance sheet as of December 31, 2021 as the Company had not yet received the related goods or services. As of December 31, 2021, the Company had open purchase commitments for goods and services of $3.0 million, all of which are expected to be received through the next 12 months.
Legal Proceedings
From time to time, the Company may become involved in litigation relating to claims arising from the ordinary course of business. Management believes that there are currently no claims or actions pending against the Company where the ultimate disposition could have a material adverse effect on the Company’s results of operations, financial condition or cash flows.
Leases
The Company is obligated under certain non-cancellable operating leases for office space and laboratory space. This space includes operating leases in Seattle, Washington, Menlo Park, California and San Carlos, California. The operating lease in Menlo Park, California expired in February 2020.
Seattle Leases
The operating lease in Seattle, Washington expired in April 2021 and continued to be renewed month to month until August 2021. In July 2021, the Company entered into a 7-year non-cancellable operating lease, which commenced in August 2021, for an additional office space in Seattle, Washington. Total non-cancellable payments under this lease aggregate $4.5 million through June 2028.
San Carlos Leases
In February 2021, the Company amended its existing facility lease contract in San Carlos, California which was executed to shorten the remaining term of the lease to expire in December 2021 and reduce monthly lease payments and was accounted for as a modification. The impact of this modification reduced the operating lease right-of-use asset and lease liability balance as a $3.3 million non-cash adjustment. Additionally, as a result of the remaining lease term being less than a year, the total remaining operating lease liability balance was classified as current. In September 2021, the Company further amended the facility lease contract in San Carlos, California to shorten the remaining term of the lease to expire in October 2021 and was also accounted for as a modification
In December 2020, the Company entered into a new lease in San Carlos, California for ten years which commenced in October 2021 and expiring in October 2031 with total minimum lease payments of $40.7 million.
In December 2020, the Company also entered into a temporary office space lease agreement in San Carlos, California which commenced in February 2021 and expired in October 2021 with total minimum lease payments of
$1.2 million. The temporary office space lease agreement was recognized as a short-term lease due to the election of the short-term lease measurement and recognition exemption.
In December 2021, the Company entered into another lease in San Carlos, California for nine years commencing in October 2022 and expiring in October 2031. The Company can terminate this lease after five years from October 1, 2022 without bearing any significant termination penalties and therefore the Company concluded that the lease term is five years with total minimum lease payments of $7.2 million.
The components of lease costs which were included in operating expenses in the consolidated statements of operations were as follows:

(in thousands)	Year Ended December 31, 2021	Year Ended December 31, 2020
Fixed operating lease costs	$2,539	$2,090
Short-term lease costs	1,225	18
Variable operating lease costs	362	85
Sublease income	—	(77)
Total lease costs	$4,126	$2,116
For the years ended December 31, 2021 and 2020, cash paid for amounts included in the measurement of lease liabilities included in cash flows used in operating activities was $1.8 million and $2.0 million, respectively.
As of December 31, 2021, the weighted-average remaining lease term and weighted-average discount rate for operating leases is 9.44 years and 8.8% respectively.
The following table summarizes the Company's future principal contractual obligations for operating lease commitments as of December 31, 2021:

(in thousands)
Year Ended December 31,	Lease Obligations
2022	$3,504
2023	4,440
2024	4,570
2025	4,701
2026	4,837
2027 and thereafter	22,942
Total future minimum lease payments	44,994
Less: Imputed interest	(14,962)
Total operating lease liabilities	$30,032
Guarantees and Indemnifications
In the ordinary course of business, the Company enters into agreements that may include indemnification provisions. Pursuant to such agreements, the Company may indemnify, hold harmless and defend an indemnified party for losses suffered or incurred by the indemnified party. Some of the provisions will limit losses to those arising from third-party actions. In some cases, the indemnifications will continue after the termination of the agreement. The maximum potential amount of future payments the Company could be required to make under these provisions is not determinable. The Company has never incurred material costs to defend lawsuits or settle claims related to these indemnification provisions.
The Company has also agreed to indemnify its directors and executive officers for costs associated with any fees, expenses, judgments, fines and settlement amounts incurred by them in any action or proceeding to which any of them are, or are threatened to be, made a party by reason of their service as a director or officer. The Company maintains director and officer insurance coverage that would generally enable it to recover a portion of any future amounts paid. The Company may be subject to indemnification obligation by law with respect to the actions of its employees under certain circumstances and in certain jurisdictions.
Letter of Credit
In conjunction with the San Carlos lease agreement entered in December 2020, the Company issued a cash-collateralized letter of credit in lieu of security deposit of $0.6 million. In conjunction with the San Carlos lease agreement entered in December 2021, the Company amended the existing cash-collateralized letter of credit and increased the amount to $0.8 million. The cash amount is recorded as restricted cash under Other long-term assets on the Company’s consolidated balance sheets.